Exhibit 99.3

McEwen Mining: Stock Exploration Update

High Grades Near Surface in Proximity to the Proposed Ramp System to Stock West

Hole SM23-145: 18.9 g/t Au over 9.4 m

Hole SM22-116: 18.7 g/t Au over 3.0 m

Hole SM23-133: 11.9 g/t Au over 2.6 m

TORONTO, May 8, 2023 (GLOBE NEWSWIRE) -- McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to report assay results from three zones at the Stock Property, part of the Fox Complex near Timmins (see Figure 1 – Areas A, B & C).

Results from eight near surface holes close to high-grade intersections in hole SM22-110 (December 19th, 2022 press release) that included 264.5 g/t gold (Au) over 2.7 meters (m) returned attractive grades up to 18.9 g/t Au over 9.4 m (see Table 1 – Area A). Figure 2 shows new shallow drilling results in Area A are within the Stock Mine Extension Trend and are favorably located close to the proposed Stock West ramp. This area has the advantages of being located right beside our Stock Mill, near surface, and with good grades averaging 5 g/t Au.

Drill holes were also completed in the lower portion of the Stock Mine Extension Trend (see Figures 1 & 3 – Area B), where recent deeper drilling was designed to expand lenses of mineralization in proximity to the Stock Mine. These lenses could represent early mining horizons as we drive a ramp from surface down to Stock West. The new results include 4.5 g/t Au over 6.5 m within a broader intersection of 3.3 g/t Au over 15.6 m. Drillhole S21-202 (released December 21st, 2021) returned 4.3 g/t Au over 20.3 m, with limited drilling between this intersection and the other three drill hole intersections shown.

The focus for the Stock West drilling campaign at the end of 2022 and beginning of 2023 (see Figure 1 & 4 – Area C) was to convert Inferred mineral resources to Indicated classification. Some exploration drill holes were designed to test the southwest plunge component. Figure 4 highlights encouraging results of 6.3 g/t Au over 5.4 m within a broader zone of 3.2 g/t Au over 13.9 m. In this area there are currently three additional holes with visible gold and assays pending. These results indicate that the current resource for Stock West could grow. Two additional holes were drilled to test a favorable hanging wall zone to Stock West. One hole returned 5.7 g/t Au over 5.9 m and appears to be open up-plunge, northeast of the current resource. This intercept is also significant since it could represent part of a potential new zone at Stock West.

All results are estimated true width unless otherwise noted.

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Table 1 – Latest Drill Results for Stock

Hole ID	Area	From	To	Length	True Width	Grade	Comment
		(m)	(m)	(m)	(m)	(g/t Au)
SM22-110*	A	17.6	23.7	6.1	5.3	8.0
		28.3	31.5	3.3	2.7	264.5	incl. 1031.6 g/t Au/ 0.7m
SM22-111	A	21.0	23.9	2.9	2.6	3.5
		47.7	51.3	3.6	3.0	2.9
SM22-113	A	60.0	64.0	4.0	3.9	2.1
SM22-115		50.9	57.4	6.5	6.3	2.4
SM22-116	A	21.0	24.0	3.0	2.9	3.7
		45.0	48.0	3.0	3.0	18.7	incl. 53.2 g/t Au/ 1.0m
SM23-133	A	21.6	25.0	3.4	2.6	11.9
SM23-145	A	18.0	23.0	5.0	4.5	3.7
		33.0	37.0	4.0	3.6	2.2
		44.0	54.0	10.0	9.4	18.9	incl. 102.7 g/t Au/ 0.9m
SM23-151	A	28.0	33.0	5.0	3.8	5.4
SM23-153	A	37.0	42.0	5.0	4.6	3.8
SM23-163	A	140.0	141.0	1.0	0.8	4.7
SM22-108	B	572.6	590.4	17.8	15.6	3.3	incl. 4.5 g/t Au/ 6.5 m
		607.0	611.0	4.0	3.7	4.2
SM22-108W1	B	566.0	572.0	6.0	5.2	3.1
S22-255W2	C	541.0	559.0	18.1	13.9	3.2	incl. 6.3 g/t Au/ 5.4 m
S22-260	C	601.3	606.4	5.1	3.9	5.6
S22-260W1	C	583.5	589.0	5.5	4.2	4.1
S23-272	C	332.5	339.5	7.1	5.9	5.7
Area A: Near surface at Stock Mine					Area C: Expanding Stock West up and down plunge
Area B: Lower portion of the Stock Mine Extension Trend					*- previously released results

Figure 1: Longitudinal section (looking North) extending from Stock West to East of the historical Stock Mine headframe; three key areas are highlighted with recent drill results.

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Figure 2: Area A - Longitudinal section (looking North) profiling the upper East portion of the historical Stock Mine.

Figure 3: Area B - Longitudinal section (looking North) showing the potential mineralized areas at Stock Main.

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Figure 4: Area C - Longitudinal section (looking North) showing the outline (in red) of the PEA resource for Stock West. Also shown is the postulated shallow plunge (to the South-West) for the Stock West deposit.

Technical Information

Technical information pertaining to the Fox Complex exploration contained in this news release has been prepared under the supervision of Sean Farrell, P.Geo., Chief Exploration Geologist, who is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

All exploration drill core samples at the Stock Complex were submitted as 1/2 core. Analyses reported herein were usually performed by the fire assay method by the accredited laboratory: Pangea Laboratorio in Sinaloa, Mexico which is owned and operated by an indirect subsidiary of the Company. (NMX-EC-17025-IMNC-2018, ISO /IEC 17025:2017). Three drill holes (SM23-151, SM23-153 & SM23-163) were submitted to the internal Black Fox assay lab.

For a list of drilling results at Stock since December 19th, 2022, including hole location and alignment, click here:

https://www.mcewenmining.com/files/doc_news/archive/2023/2023_05Stock/DrillIntercepts-StockPropertyProgram.xlsx

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CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it owns approximately 52% of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The Company’s goal is to improve the productivity and life of its assets with the objective of increasing its share price and providing a yield. Rob McEwen, Chairman and Chief Owner, has personally provided the company with $220 million and takes an annual salary of $1.

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